QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

        In connection with the Annual Report of Sealy Corporation (the "Company") on Form 10-K for the fiscal year ending November 27, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence J. Rogers, Chief Executive Officer of the Company and Jeffrey C. Ackerman, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 18, 2012

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers President and Chief Executive Officer (Principal Executive Officer)
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman Executive Vice President and Chief Financial Officer (Principal Financial Officer)

QuickLinks

  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,